Exhibit 10.1

Execution Version

AMENDMENT NO. 1

This Amendment No. 1 (the “Agreement”) to the Credit Agreement referred to below is dated as of July 8, 2009 and effective in accordance with Section 4 below, by and among L-1 IDENTITY SOLUTIONS OPERATING COMPANY (formerly known as L-1 Identity Solutions, Inc.), a Delaware corporation (the “Borrower”), L-1 IDENTITY SOLUTIONS, INC., a Delaware corporation (“Holdings”), each of the other Guarantors, each Lender party hereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.

STATEMENT OF PURPOSE

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of August 5, 2008 (as previously modified, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower.

NOW, THEREFORE, subject to the occurrence of the Effective Date (as defined below) pursuant to Section 4 hereof and in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Agreement).

2.	Amendments.

(a)        Amendments to Section 1.01. Section 1.01 (“Defined Terms”) of the Credit Agreement is hereby amended by:

(i)        deleting clause (a) of the definition of “Applicable Rate” in its entirety and replacing it with the following:

“(a)	with respect to Term Loans:

(i)        in the case of Term Loans constituting Tranche B-1 Term Loans, 4.50% in the case of Eurodollar Rate Loans and 3.50% in the case of Base Rate Loans; and

(ii)       in the case of Term Loans constituting Tranche B-2 Term Loans, 5.00% in the case of Eurodollar Rate Loans and 4.00% in the case of Base Rate Loans; and”

(ii)       amending and restating the definition of “Consolidated Debt Service Coverage Ratio” as follows:

“‘Consolidated Debt Service Coverage Ratio’ means, as of any date of determination, the ratio of (a) Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for the Reference Period ending on or immediately prior to such date to (b) the sum, without duplication, of (i) Consolidated Interest Charges of the Borrower and its Consolidated Subsidiaries paid or payable in cash during the Reference Period ended on or immediately prior to such date, plus (ii) Consolidated Debt Amortization of the Borrower and its Consolidated Subsidiaries as of such date; provided that for purposes of calculating Consolidated Debt Amortization with respect to the Consolidated Debt Service Coverage Ratio for any date of determination occurring prior to March 31, 2010, Consolidated Debt Amortization of the Borrower and its Subsidiaries shall be deemed to be the following:

(A)       with respect to any date of determination occurring prior to September 30, 2009 (including the calculation of the Consolidated Debt Service Coverage Ratio for the fiscal quarter ended June 30, 2009), the sum of:

(1)       all scheduled payments of Consolidated Funded Indebtedness for the period of twelve consecutive months ended on or immediately prior to such date (other than scheduled payments of Consolidated Funded Indebtedness under this Agreement), plus

(2)	an amount equal to the product of:

(A)	the Pro Forma Amortization Amount

multiplied by

(B)	four (4);

(B)       with respect to any date of determination occurring on or after September 30, 2009 but prior to December 31, 2009, the sum of:

(1)       all scheduled payments of Consolidated Funded Indebtedness for the period of twelve consecutive months ended on or immediately prior to such date (other than scheduled payments of Consolidated Funded Indebtedness under this Agreement), plus

(2)	an amount equal to the product of:

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(A)       an amount equal to the sum of (x) the Pro Forma Amortization Amount and (y) the amount payable on September 30, 2009 in accordance with Section 2.07(c)(i) and (ii) (after giving effect to any adjustments made to any such amount pursuant to Section 2.07(c)), multiplied by

(B)	two (2); and

(C)       with respect to any date of determination occurring on or after December 31, 2009 but prior to March 30, 2010, the sum of:

(1)       all scheduled payments of Consolidated Funded Indebtedness for the period of twelve consecutive months ended on or immediately prior to such date (other than scheduled payments of Consolidated Funded Indebtedness under this Agreement), plus

(2)	an amount equal to the product of:

(A)       an amount equal to the sum of (x) the Pro Forma Amortization Amount and (y) the amounts payable on September 30, 2009 and December 31, 2009 in each case in accordance with Section 2.07(c)(i) and (ii) (after giving effect to any adjustments made to any such amount pursuant to Section 2.07(c)), multiplied by

(B)	four-thirds (4/3).”

(iii)	amending the definition of “Consolidated EBITDA” by:

(A)       replacing the word “and” at the end of clause (a)(iv) in the first paragraph thereof with a comma;

(B)       replacing the comma at the end of clause (a)(v) in the first paragraph thereof with “, and”;

(C)       adding a new clause (a)(vi) in the first paragraph thereof as follows:

“(vi) acquisition-related costs incurred in connection with any acquisition of assets and assumption of liabilities or series of related acquisitions of assets and assumptions of liabilities that constitutes a business combination, as defined in the Statement of Financial Accounting Standards No. 141 (revised December 2007), and charges

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related to the valuation of contingent consideration related to such acquisitions, which costs and charges are deducted from Consolidated Net Income solely as a result of the adoption of the Statement of Financial Accounting Standards No. 141 (revised December 2007),”; and

(D)       adding the following parenthetical after the phrase “reasonable non recurring transaction-related costs” in clause (C)(ii)(x) in the second paragraph thereof:

“(including costs relating to exit activities required to be charged to income as a result of the adoption of the Statement of Financial Accounting Standards No. 141 (revised December 2007))”.

(iv)	amending and restating the definition of “Term Loan” as follows:

“‘Term Loan’ has the meaning specified in Section 2.01(b), and at all times on and after the Amendment No. 1 Effective Date shall include both Term Loans constituting Tranche B-1 Term Loans and Term Loans constituting Tranche B-2 Term Loans, collectively.”

(v)	adding the following new defined terms in appropriate alphabetical order:

“‘Amendment No. 1’ means that certain Amendment No. 1 dated as of July 8, 2009 by and among each of the Loan Parties, certain of the Lenders party thereto and the Administrative Agent.

‘Amendment No. 1 Effective Date’ means July 8, 2009.

‘Amortization Extension Election’ means the election and agreement by a Term Loan Lender, in the manner and form provided in Amendment No. 1 or otherwise acceptable to the Administrative Agent (and as reflected on Schedule 1 thereto, as such Schedule 1 may be updated in accordance therewith), to have all or a portion of its Term Loans amortize in accordance with Section 2.07(c)(ii) and bear an Applicable Rate in accordance with part (a)(ii) of the definition of “Applicable Rate”.

“Pro Forma Amortization Amount” means $2,395,037.76.

‘Tranche B-1 Term Loans’ means that portion of the Term Loans as to which an Amortization Extension Election was not made.

‘Tranche B-2 Term Loans’ means that portion of the Term Loans as to which an Amortization Extension Election was made.”

(b)       Amendment to Section 1.03. Section 1.03 (“Accounting Terms”) of the Credit Agreement is hereby amended by:

(i)	deleting the period at the end of subsection (b) thereof; and

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(ii)	adding the following at the end of subsection (b) thereof:

“provided further that, notwithstanding the foregoing, all financial covenants contained herein shall be calculated without giving effect to any election made by a Person to value its financial liabilities or Indebtedness at the fair value thereof pursuant to the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle). If financial statements delivered hereunder are prepared after giving effect to such an election, the Borrower shall provide to the Administrative Agent and the Lenders documentation setting forth a reconciliation between the calculations of each financial covenant and the corresponding information set forth on the financial statements delivered hereunder.”

(c)        Amendment to Section 2.07. Section 2.07 (“Repayments of Loans”) is hereby amended by deleting clause (c) thereof in its entirety and replacing it with the following:

“(c)   Term Loan.       The Borrower shall repay the outstanding principal amount of the Term Loans in installments on the dates and in the amounts set forth in the applicable table below (as such installments may be adjusted after the Amendment No. 1 Effective Date as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 8.02:

(i)	with respect to the Tranche B-1 Term Loans:

Payment Date	Payment Amount
September 30, 2009	$2,066,817.10
December 31, 2009	$4,133,634.20
March 31, 2010	$4,133,634.20
June 30, 2010	$4,133,634.20
September 30, 2010	$4,133,634.20
December 31, 2010	$8,267,268.40
March 31, 2011	$8,267,268.40
June 30, 2011	$8,267,268.40
September 30, 2011	$8,267,268.40
December 31, 2011	$8,267,268.40
March 31, 2012	$8,267,268.40
June 30, 2012	$8,267,268.40
September 30, 2012	$8,267,268.40
December 31, 2012	$18,601,353.89
March 31, 2013	$18,601,353.89
June 30, 2013	$18,601,353.89
Maturity Date	The aggregate remaining Outstanding Amount of all Tranche B-1 Term Loans, plus all accrued and unpaid interest thereon

(ii)	with respect to the Tranche B-2 Term Loans:

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Payment Date	Payment Amount
September 30, 2009	$324,012.71
December 31, 2009	$324,012.71
March 31, 2010	$324,012.71
June 30, 2010	$324,012.71
September 30, 2010	$324,012.71
December 31, 2010	$324,012.71
March 31, 2011	$324,012.71
June 30, 2011	$324,012.71
September 30, 2011	$324,012.71
December 31, 2011	$324,012.71
March 31, 2012	$324,012.71
June 30, 2012	$324,012.71
September 30, 2012	$324,012.71
December 31, 2012	$324,012.71
March 31, 2013	$324,012.71
June 30, 2013	$324,012.71
Maturity Date	The aggregate remaining Outstanding Amount of all Tranche B-2 Term Loans, plus all accrued and unpaid interest thereon

(d)       Amendment to Section 7.03. Section 7.03 (“Indebtedness”) is hereby amended by deleting clause (m) thereof in its entirety and replacing it with the following:

“(m)     Indebtedness of the Borrower or any Subsidiary consisting of (i) surety bonds or performance bonds securing the performance of the Borrower or any Subsidiary thereof pursuant to such agreements, or (ii) the financing of insurance premiums or take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;”

(e)        Amendment to Section 7.16. Section 7.16 (“Holding Company”) is hereby amended by

(i)        deleting clause (b) thereof in its entirety and replacing it with the following:

“(b)      incurrence of (i) the Convertible Notes and other unsecured Subordinated Debt pursuant to and in accordance with Section 7.03(i)(ii) and (ii) any Guaranties permitted pursuant to Section 7.03(c)(i),”; and

(ii)       deleting clause (d) thereof in its entirety and replacing it with the following:

“(d)      participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Loan Parties, and providing guarantees of obligations (including performance

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guarantees) incurred by a Loan Party (other than Holdings) in the ordinary course of its business that do not constitute Indebtedness and are otherwise permitted hereunder,”.

(f)        Amendment to Section 10.06. Section 10.06 (“Successors and Assigns”) is hereby amended by deleting clause (b)(ii) thereof in its entirety and replacing it with the following:

“(ii)      Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans, (B) prohibit any Lender from assigning all or a portion of its rights and obligations in respect of its Revolving Commitment (and the related Revolving Loans thereunder) and its outstanding Term Loans on a non-pro rata basis or (C) prohibit any Term Loan Lender from assigning all or a portion of its rights and obligations in respect of its outstanding Tranche B-1 Term Loans and its outstanding Tranche B-2 Term Loans on a non-pro rata basis;”

3.	Continuation of Term Loans as Tranche B-1 Term Loans and Tranche B-2 Term Loans.

(a)        Continuations Upon Effective Date. The Lenders signatory hereto agree that upon the Effective Date, the outstanding Term Loans of the Term Loan Lenders shall continue as Term Loans under the Credit Agreement either as Tranche B-1 Term Loans or as Tranche B-2 Term Loans, all as set forth on Schedule 1 hereto as of the Effective Date (and each Lender with a Term Loan constituting a Tranche B-2 Term Loan as of the Effective Date shall have executed this Agreement, it being understood that Schedule 1 may be updated in accordance with subsection (b) below after the Effective Date).

(b)	Continuations After Effective Date.

(i)        The Lenders signatory hereto further agree that after the Effective Date, but prior to the earlier of (x) the date and time at which the aggregate principal amount of all Amortization Extension Elections received by the Administrative Agent after the Effective Date (each such post-Effective Date Amortization Extension Election a “Post-Effective Date Election”) equals or exceeds $30,000,000, or (y) 12:00 Noon (Eastern Daylight Time) on July 31, 2009 (such earlier time, the “Extension Deadline”), any Lender with an outstanding Tranche B-1 Term Loan at such time may make a Post-Effective Date Election, by written notice by such Lender to the Administrative Agent (which notice may be made via facsimile, telecopy, pdf or email) made to Roberto Salazar at Bank of America (877-207-2382 or roberto.o.salazar@bankofamerica.com), with a copy to Dave Lapp at Winston & Strawn LLP (704-350-7800 or dlapp@winston.com) and to the Borrower at its address for notices provided in Section 10.02 of the Credit Agreement, to continue all or a portion of its Tranche B-1 Term Loans as Tranche B-2 Term Loans.

(ii)       Each Post-Effective Date Election received by the Administrative Agent shall be effective on the Business Day after the Business Day of actual receipt thereof by the Administrative Agent (with any such Post-Effective Date Election received after 2:00 p.m. (Eastern Daylight Time) being deemed to have been received on the next following Business Day, but being processed in order of actual receipt), and the Tranche B-1 Term Loans to be extended therein shall be deemed to be Tranche B-2 Term Loans on and at all times after such

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date of effectiveness. Each Post-Effective Date Election shall be processed in the order in which it is actually received by the Administrative Agent pursuant to the preceding sentence, provided that the maximum aggregate principal amount of all Post-Effective Date Elections may not exceed $30,000,000, and if any Post-Effective Date Election, if honored in full, would result in the aggregate principal amount of all Post-Effective Date Elections exceeding $30,000,000, then such Post-Effective Date Election shall only be honored to the extent of the principal amount thereof that would cause the aggregate principal amount of all Post-Effective Date Elections to equal $30,000,000 (with such Lender and the Borrower being notified of such lower amount), and any Post-Effective Date Election received thereafter shall not be effective (with such Lender and the Borrower being notified of such non-effectiveness).

(iii)      The parties hereto, as well as any Lender not a party hereto that makes a Post-Effective Date Election prior to the Extension Deadline pursuant to this subsection (b), agree that after the Extension Deadline (x) each of (I) Schedule 1, (II) the amortization schedules set forth in Section 2.07(c)(i) and (ii) of the Credit Agreement (as amended by, and set forth in, Section 2(c) of this Agreement above), and (III) the dollar figure set forth in the definition of “Pro Forma Amortization Amount” (as provided in Section 2(a)(v) of this Agreement above), shall promptly be adjusted by the Administrative Agent (which adjustments shall be conclusive absent manifest error) to reflect all Post-Effective Date Elections that became effective in accordance with subsection (b)(ii) above, as well as any prepayments of the Term Loans after the Effective Date but prior to the Extension Deadline, and (y) such revised Schedule 1, such amortization schedules and such amount in the definition of “Pro Forma Amortization Amount” shall be provided promptly to the Borrower and each Lender by the Administrative Agent. Such parties further agree and understand that the updating of Schedule 1 only after the Extension Deadline shall not impair or otherwise affect the timing of the effectiveness of each Post-Effective Date Elections in accordance with subsection (b)(ii) above.

(c)        General Provisions Applicable to All Continuations. The parties hereto, as well as any Lender not a party hereto that makes a Post-Effective Date Election prior to the Extension Deadline pursuant to subsection (b) above, further agree that:

(i)        the outstanding Term Loans of the Term Loan Lenders shall continue as Term Loans under the Credit Agreement either as Tranche B-1 Term Loans or as Tranche B-2 Term Loans (at the times and in accordance with provisions of subsections (a) and (b) above), and all Tranche B-1 Term Loans and Tranche B-2 Term Loans shall be set forth on Schedule 1 hereto on the Effective Date, and as revised after the Extension Deadline in accordance with subsection (b) above;

(ii)       all outstanding Term Loans that constitute Tranche B-1 Term Loans in accordance with this Agreement (whether on the Effective Date or after the Extension Deadline) shall be subject to the terms and conditions of the Credit Agreement applicable to Tranche B-1 Term Loans at all times such Term Loans constitute Tranche B-1 Term Loans;

(iii)      all outstanding Term Loans that constitute Tranche B-2 Term Loans in accordance with this Agreement (whether on the Effective Date or after the Extension Deadline) shall be subject to the terms and conditions of the Credit Agreement applicable to Tranche B-2 Term Loans at all times such Term Loans constitute Tranche B-2 Term Loans;

(iv)      the events and transactions described and contemplated in this Section are not intended to, and shall not, constitute a novation of the Credit Agreement or any of the Obligations thereunder, and shall not be construed to be a payment of any of the Term Loans or other

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Obligations, and no Lender shall demand or be entitled to any payment, or required to fund any amounts, in connection with the events and transactions described and contemplated in this Section; and

(v)       in furtherance of the agreements set forth in this Section, the Administrative Agent shall make such adjustments to the Register, including on or promptly after the Effective Date and the Extension Deadline, as are necessary to reflect the continuations and allocations among Tranche B-1 Term Loans and Tranche B-2 Term Loans pursuant to this Section.

4.         Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective as of the date hereof (the date of satisfaction of such conditions, the “Effective Date”):

(a)        the Administrative Agent shall have received (i) counterparts of this Agreement executed by the Administrative Agent, the Required Lenders and each of the Loan Parties and (ii) written notice from each Lender making an Amortization Extension Election (which notice may be made via facsimile, telecopy, pdf or email) to Roberto Salazar at Bank of America (877-207-2382 or roberto.o.salazar@bankofamerica.com), with a copy to Dave Lapp at Winston & Strawn LLP (704-350-7800 or dlapp@winston.com), it being understood that any Lender who submits a signature page without a written notice of the making of an Amortization Extension Election by 12:00 Noon (Eastern Daylight Time) on July 6, 2009 shall be deemed not to have made an Amortization Extension Election pursuant to this Agreement as of the Effective Date (without prejudice to its right to make an Amortization Extension Election after the Effective Date but prior to the Extension Deadline pursuant to Section 3(b) above), unless such later time (prior to the Effective Date) is otherwise agreed by the Administrative Agent and the Borrower;

(b)       the Borrower shall have paid to the Administrative Agent (or its applicable affiliate), for the account of each Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Agreement, an amendment fee in an amount equal to (i) 0.15% times (ii) the sum of (A) the principal amount of such consenting Lender’s Revolving Commitment plus (B) the aggregate Outstanding Amount of all Term Loans of such consenting Lender, provided that such fee shall only be paid to those Lenders whose signature page is actually received (whether as an original or as an electronic transmission in accordance with Section 8(c) below) by the Administrative Agent (or its counsel) on or prior to 12:00 Noon(Eastern Daylight Time) on July 6, 2009 unless such later time (prior to the Effective Date) is otherwise agreed by the Administrative Agent and the Borrower;

(c)        the Administrative Agent shall have been paid all other fees owed to it (including, without limitation, those owing under the Fee Letter dated as of June 15, 2009, among the Administrative Agent, Banc of America Securities LLC and the Borrower) and reimbursed for all reasonable, invoiced out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the reasonable, invoiced fees and disbursements of counsel for the Administrative Agent; and

(d)       the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.

5.         Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to

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prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6.	Representations and Warranties/No Default. By its execution hereof,

(a)        the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that after giving effect to the amendments set forth in Section 2 above, (i) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (in each case, except to the extent any such representation and warranty is itself qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any such representation and warranty is itself qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 and (ii) that no Default or Event of Default has occurred or is continuing;

(b)       each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)         it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)        this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of such Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7.         Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty Agreement, the Security Agreement, the Pledge

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Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8.	Miscellaneous.

(a)        Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)       Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(c)        Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

L-1 IDENTITY SOLUTIONS OPERATING COMPANY, as Borrower

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

L-1 IDENTITY SOLUTIONS, INC., as Holdings

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Executive Vice President, Chief Financial Officer and Treasurer

IMAGING AUTOMATION, INC., as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

INTEGRATED BIOMETRIC TECHNOLOGY, LLC, as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

SECURIMETRICS, INC., as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

TRANS DIGITAL TECHNOLOGIES CORPORATION, as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

[Signature pages continue.]

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

IBT ACQUISITION, LLC, as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

IRIDIAN TECHNOLOGIES, INC., as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

IDENTIX INCORPORATED, as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

INTEGRATED BIOMETRIC TECHNOLOGY SERVICES, LLC, as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

L-1 SECURE CREDENTIALING, INC., as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

MCCLENDON, LLC, as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

ADVANCED CONCEPTS, INC., as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

[Signature pages continue.]

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

SPECTAL, LLC, as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

COMNETIX, INC., as Guarantor

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Treasurer

[Signature pages continue.]

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Roberto Salazar
Name:	Roberto Salazar
Title:	Assistant Vice President

[Signature pages continue.]

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

AMMC VII, LIMITED

By: American Money Management Corp.,

as Collateral Manager

, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

AMMC VIII, LIMITED

By: American Money Management Corp.,

as Collateral Manager

, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

APOSTLE LOOMIS SAYLES

CREDIT OPPORTUNITIES FUND, as a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:      Loomis, Sayles & Company, Incorporated

Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

APOSTLE LOOMIS SAYLES

SENIOR LOAN FUND,

As a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:      Loomis, Sayles & Company, Incorporated

Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Ariel Reinsurance

Blackrock Credit Investors

Blackrock Defined Opportunity Credit Trust

Blackrock Senior Income Series

Blackrock Senior Income Series II

Blackrock Senior Income Series IV

Blackrock Senior Income Series V Limited

Blackrock Fixed Income Value Opportunities

Magnetite V Clo Limited

Master Senior Floating Rate Trust

MOSERS Credit Opportunities – Bank Loan Portfolio

Senior Loan Portfolio

Blackrock Senior Floating Rate Portfolio

, as a Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

ARTUS LOAN FUND 2007-I, LTD.

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2008-I

BABSON CLO LTD. 2008-II

BABSON LOAN OPPORTUNITY CLO, LTD.

SAPPHIRE VALLEY CDO I, LTD.,

as a Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

C.M. LIFE INSURANCE A COMPANY, as a Lender

By: Babson Capital Management LLC as Investment Sub-Adviser

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED, as a Lender

By: Babson Capital Management LLC as Investment Manager

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE A COMPANY, as a Lender

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and a Lender

By:	/s/ Jim Langley
Name:	Jim Langley
Title:	Vice President

[Signature pages continue.]

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Brian Allen
Name:	Brian Allen
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

BCI 1 LOAN FUNDING LLC, as a Lender

By:	/s/ Emily Chung
Name:	Emily Chung
Title:	Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

CELTS CLO 2007 1 LTD

By: Invesco Senior Secured Management, Inc., As Portfolio Manager

By:	* /s/ Gregory Stoekle
Name:	Gregory Stoekle
Title:	Authorized Signatory

*	Amendment is approved but CELTS CLO 2007-1 LTD is not changing original amortization and not exchanging to new paper

/s/ GS

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

CHELSEA PARK CLO LTD.

By: GSO/Blackstone Debt Funds Mangement LLC, As Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Churchill Financial Cayman Ltd, as a Lender

by: Churchill Financial LLC, as its Collateral Manager,

By:	/s/ Thomas Hennigan
Name:	Thomas Hennigan
Title:	Senior Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

CIT BANK, as a Lender

By:	/s/ Daniel A. Burnett
Name:	Daniel A. Burnett
Title:	Authorized Signatory

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

CIT CLO 1 LTD, as a Lender

By: CIT Asset Management LLC

By:	/s/ David M. Harnisch
Name:	David M. Harnisch
Title:	Vice President
CIT ASSET MANAGEMENT

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

COLUMBUSNOVA CLO IV LTD. 2007-II, as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

COLUMBUSNOVA CLO IV LTD. 2006-II, as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

CONFLUENT 4 LIMITED,

As a Lender

By:	Loomis, Sayles & Company, L.P.,
As Sub-Manager

By:      Loomis, Sayles & Company, Incorporated

Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Cratos CLO I Ltd., as a Lender

By: Cratos CDO Management, LLC

As Attorney-in-Fact

By: Cratos Capital Partners, LLC
Its Manager

By:	/s/ Ron Banks
Name:	Ron Banks
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

CREDIT SUISSE CAYMAN ISLAND BRANCH, as a Lender

By:	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Credit Suisse Syndicated Loan Fund

By: Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Credos Floating Rate Fund L.P.

By: Shenkman Capital Management, Inc., its General

       Partner

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Consulta High Yield Fund PCC Limited

By: Shenkman Capital Management, Inc., its Investment

       Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

EAGLE LOAN TRUST

By: Stanfield Capital Partners, LLC, as its Collateral Agent, as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

EMPLOYERS INSURANCE COMPANY OF WAUSAU, as a Lender

By:	/s/ Sheila A. Finnerty
Name:	Sheila A. Finnerty
Title:	Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

By: Four Corners Capital Management, LLC

As Sub-Adviser

By:	/s/ Matt O’Mara
Name:	Matt O’Mara
Title:	Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

By: Four Corners Capital Management, LLC

As Sub-Adviser

By:	/s/ Matt O’Mara
Name:	Matt O’Mara
Title:	Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Four Corners CLO III, Ltd.

By: Macquarie Funds Group

FKA Four Corners Capital Management, LLC

As Collateral Manager

By:	/s/ Matt O’Mara
Name:	Matt O’Mara
Title:	Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

FRANKLIN FLOATING RATE

DAILY ACCESS FUND, as a Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Assistant Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

FRANKLIN FLOATING RATE MASTER SERIES, as a Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Assistant Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

FRANKLIN TEMPLETON SERIES II FUNDS FRANKLIN FLOATING RATE II FUND, as a Lender

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Assistant Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

GMAM Group Pension Trust 1

By: State Street Bank & Trust Company as Trustee for GMAM Group Pension Trust 1

By:	/s/ Timothy Norton
Name:	Timothy Norton
Title:	Officer

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

        GMAM Investment Funds Trust

By: Shenkman Capital Management, Inc., its Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY, as Lender

By: Goldman Sachs Asset Manager, L.P., as Manager

By:	/s/ Sandra L. Stulberger
Name:	Sandra L. Stulberger
Title:	Authorized Signatory

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Goldman Sachs Specialty Lending CLO-1, LTD, as Lender

By:	/s/ Stephen W. Hipp
Name:	Stephen W. Hipp
Title:	SVP

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Grand Central Asset Trust, Cameron I Series, as Lender

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Assistant Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

The Guardian Life Insurance Company Of America, as Lender

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

GULF STREAM – COMPASS CLO 2002-I LTD

By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM – COMPASS CLO 2003-I LTD

By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM – COMPASS CLO 2004-I LTD

By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM – COMPASS CLO 2005-II LTD

By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-1 LTD.

By: Gulf Stream Asset Management LLC As Collateral Manager,

as Lender

By:	/s/ Barry K.Love
Name:	Barry K.Love
Title:	Chief Credit Officer

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Hewett’s Island CLO I-R LTD., as Lender

By: CypressTree Investment Management Company, Inc. as Porfolio Manager

By:	/s/ Martha Hadeler
Name:	Martha Hadeler
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Hewett’s Island CLO V, LTD., as Lender

By: CypressTree Investment Management Company, Inc. as Porfolio Manager

By:	/s/ Martha Hadeler
Name:	Martha Hadeler
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Hewett’s Island CLO VI, LTD., as Lender

By: CypressTree Investment Management Company, Inc. as Porfolio Manager

By:	/s/ Martha Hadeler
Name:	Martha Hadeler
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

HOUSTON POLICE OFFICERS PENSION SYSTEM, as Lender

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

ING INVESTMENT TRUST CO., as a Lender

ING PRIME RATE TRUST By: ING Investment Management Co. as its Investment Manager		ING Investment Trust Co. Plan For Employee Benefit Investment Funds-Senior Loan Fund

By:	/s/ James L. Essert	By:	/s/ James L. Essert
Name:	James L. Essert	Name:	James L. Essert
Title:	Vice President	Title:	Vice President

ING SENIOR INCOME FUND By: ING Investment Management Co. as its Investment Manager		ING Investment Management CLO II, LTD. By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ James L. Essert	By:	/s/ James L. Essert
Name:	James L. Essert	Name:	James L. Essert
Title:	Vice President	Title:	Vice President

ING Investment Management CLO III, LTD. By: ING Alternative Asset Management LLC, as its investment manager

		By:	/s/ James L. Essert
		Name:	James L. Essert
		Title:	Vice President

ING INVESTMENT MANAGEMENT CLO V, LTD. By: ING Alternative Asset Management LLC, as its investment manager

		By:	/s/ James L. Essert
		Name:	James L. Essert
		Title:	Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

LAFAYETTE SQUARE CDO LTD.

By: Blackstone Debt Advisors L.P.

as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

LIBERTY MUTUAL FIRE INSURANCE COMPANY, as Lender

By:	/s/ Sheila A. Finnerty
Name:	Sheila A. Finnerty
Title:	VicePresident

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

LIBERTY MUTUAL INSURANCE COMPANY, as Lender

By:	/s/ Sheila A. Finnerty
Name:	Sheila A. Finnerty
Title:	VicePresident

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

LOOMIS SAYLES CLO I, LTD.,

As a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Collateral Manager

By:	Loomis, Sayles & Company, Incorporated
Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into the B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

LOOMIS SAYLES

LEVERAGED SENIOR LOAN FUND LTD.,

As a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated
Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into the B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

THE LOOMIS SAYLES

SENIOR LOAN FUND II LLC,

As a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated
Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into the B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

THE LOOMIS SAYLES

SENIOR LOAN FUND LLC,

As a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated
Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into the B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,

As a Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated
Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

This will serve as Lender’s written notice that it opts to make an Amortization Extension Election and convert its Term Loans into the B-2 Term Loan Tranche.

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

NAVIGARE FUNDING II CLO LTD,

As a Lender

By:	Navigare Partners LLC.,
As Collateral Manager

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

NEWSTAR DB TERM FUNDING LLC,

as a Lender

By:  NewStar Financial Inc., Its Manager

By:	/s/ Brian M. Ricker
Name:	Brian M. Ricker
Title:	Portfolio Manager

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

[____________________], as a Lender

OCTAGON INVESTMENT PARTNERS V, LTD.,	By:	/s/ Donald C. Young
	Name:	Donald C. Young
By: Octagon Credit Investors, LLC,	Title:	Portfolio Manager
As Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.,	OCTAGON INVESTMENT PARTNERS X, LTD.,

By: Octagon Credit Investors, LLC,	By: Octagon Credit Investors, LLC,
As Collateral Manager	As Collateral Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.,	OCTAGON INVESTMENT PARTNERS XI, LTD.,

By: Octagon Credit Investors, LLC,	By: Octagon Credit Investors, LLC,
As Collateral Manager	As Collateral Manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.,	HAMLET II, LTD.,

By: Octagon Credit Investors, LLC,	By: Octagon Credit Investors, LLC,
As Collateral Manager	As Collateral Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.,

By: Octagon Credit Investors, LLC,
As Manager

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

OLD WESTBURY GLOBAL OPPORTUNITIES FUND,

As a Lender

By:	Shenkman Capital Management, Inc.,
As Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

PIONEER STRATEGIC INCOME VCT PORTFOLIO,

PIONEER FLOATING RATE FUND,

PIONEER INSTITUTIONAL SOLUTIONS - CREDIT OPPORTUNITIES

PIONEER STRATEGIC INCOME FUND,

MET INVESTORS SERIES TRUST – PIONEER STRATEGIC INCOME PORTFOLIO

          Each as a Lender

By:	Pioneer Investment Management, Inc.,
as Investment Advisor to each Lender above

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel

STICHTING PENSIOENFONDS MEDISCHE SPECIALISTEN,

STICHTING PENSIOENFONDS VOOR HUISARTSEN,

Each as a Lender

By:	Pioneer Institutional Asset Management, Inc.,
as Investment Advisor to each Lender above

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

PPM MONARCH BAY FUNDING LLC,

As a Lender

By:	/s/ L. Murchison Taylor
Name:	L. Murchison Taylor
Title:	Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

PPM SHADOW CREEK FUNDING LLC,

As a Lender

By:	/s/ L. Murchison Taylor
Name:	L. Murchison Taylor
Title:	Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

PRIMUS HIGH YIELD BOND FUND, L.P.,

By:	Shenkman Capital Management, Inc.,
As Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Lender

PRINCIPAL FUNDS, INC. – HIGH YIELD FUND II,

By:	Principal Global Investors, LLC, a Delaware limited liability company, its Authorized Signatory

By:	/s/ Colin Pennycooke
Name:	Colin Pennycooke
Title:	Counsel

By:	/s/ James C. Fireld
Name:	James C. Fireld
Title:	Assistant General Counsel

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

PRONATIONAL INSURANCE CO,

By:	/s/ Leo Dierkman
Name:	Leo Dierkman
Title:	SVP OIM for Pronational Insurance

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

RBS CITIZENS, NA,

By:	/s/ Karen Yap
Name:	Karen Yap
Title:	Assistant Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Rogerscasey Target Solutions, LLC

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Meredith Majesty
Name:	Meredith Majesty
Title:	Authorized Signatory

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

SERVES 2006-I, Ltd., as Lender

By:	/s/ Chris Kappas
Name:	Chris Kappas
Title:	Managing Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ Elizabeth Halfin
Name:	Elizabeth Halfin
Title:	Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Arnage CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Azure CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Bristol CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Carrera CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Daytona CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield McLaren CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Modena CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Vantage CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Stanfield Veyron CLO Ltd.

By: Stanfield Capital Partners, LLC

as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Tavitian Foundation Inc., as Lender

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name: .	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

TD BANK, NA, as Lender

By:	/s/ Charles A. Walker
Name:	Charles A. Walker
Title:	Senior Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Trustees Of The University Of Pennsylvania

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Trustmark Insurance Company

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert G. McGill Jr.
Name:	Robert G. McGill Jr.
Title:	Director

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

XL Re Europe Limited

By: Stanfield Capital Partners, LLC

signed as: its Collateral Manager

, as Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Partner

Amendment No.1

L-1 Identity Solutions Operating Company

Signature Pages

Schedule 1

(to Amendment No. 1 of L-1 Identity Solutions Operating Company)

Tranche B-1 Term Loans and Outstanding Amounts as of the Amendment No. 1 Effective Date

Term Loan Lender	Tranche B-1 Term Loans
ARIEL REINSURANCE COMPANY LTD	$261,149.40
THE BANK OF NOVA SCOTIA	2,652,415.28
BCI 1 LOAN FUNDING LLC	7,315,000.00
BLACKROCK CREDIT INVESTORS MASTER FUND LP	385,000.00
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST	677,709.66
BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	487,341.78
BLACKROCK SENIOR FLOATING RATE PORTFOLIO	266,515.04
BLACKROCK SENIOR INCOME SERIES	745,937.50
BLACKROCK SENIOR INCOME SERIES II	938,437.50
BLACKROCK SENIOR INCOME SERIES IV	842,187.50
BLACKROCK SENIOR INCOME SERIES V LIMITED	890,312.50
CAPITALSOURCE BANK	15,852,375.00
CELTS CLO 2007 1 LTD FKA INVESCO CELTS CLO 2007-1	648,147.50
CHURCHILL FINANCIAL CAYMAN LTD	5,100,798.61
CIT BANK	9,625,000.00
CIT CLO 1 LTD	1,925,000.00
CREDIT SUISSE CAYMAN ISLAND BRANCH	4,812,500.00
CREDOS FLOATING RATE FUND LP	1,690,466.78
DNU CONSULTA HIGH YIELD FUND PCC LIMITED FKA CONSULTA HIGH YIELD FUND LTD DNU PLS SEE 1088749	240,625.00
FRANKLIN FLOATING RATE DAILY ACCESS FUND	1,732,500.00

Schedule 1-1

FRANKLIN FLOATING RATE MASTER SERIES	1,058,750.00
FRANKLIN TEMPLETON SERIES 11 FUNDS FRANKLIN FLOATING RATE 11 FUND	96,250.00
GMAM GROUP PENSION TRUST 1	3,228,639.24
GMAM INVESTMENT FUNDS TRUST	1,925,000.00
GOLDMAN SACHS SPECIALTY LENDING CLO-1, LTD	13,609,018.98
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA	962,500.00
HAMLET 11, LTD.	1,925,000.00
HOUSTON POLICE OFFICERS PENSION SYSTEM	481,250.00
MAGNETITE V CLO LIMITED	577,500.00
MASTER SENIOR FLOATING RATE TRUST	2,421,784.02
MISSOURI STATE EMPLOYEES RETIREMENT SYSTEM	971,637.66
NEWSTAR DB TERM FUNDING LLC	7,700,000.00
OCTAGON INVESTMENT PARTNERS IX, LTD.	1,443,750.00
OCTAGON INVESTMENT PARTNERS V, LTD.	962,500.00
OCTAGON INVESTMENT PARTNERS VI, LTD.	481,250.00
OCTAGON INVESTMENT PARTNERS VII, LTD.	962,500.00
OCTAGON INVESTMENT PARTNERS VIII, LTD.	1,443,750.00
OCTAGON INVESTMENT PARTNERS X, LTD.	1,443,750.00
OCTAGON INVESTMENT PARTNERS XI, LTD.	469,066.46
OLD WESTBURY GLOBAL OPPORTUNITIES FUND	2,424,525.33
PRIMUS HIGH YIELD BOND FUND, L.P.	1,925,000.00

Schedule 1-2

ROGERSCASEY TARGET SOLUTIONS, LLC	487,341.78
ROYAL BANK OF CANADA	9,250,000.00
SENIOR LOAN PORTFOLIO	409,062.50
SOCIETE GENERALE	19,250,000.00
TAVITIAN FOUNDATION INC	146,202.54
TD BANK, NA	24,062,500.00
TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA	962,500.00
TRUSTMARK INSURANCE COMPANY	974,469.12
Total Tranche B-1 Loans	$159,144,916.65

[Schedule continues on following page]

Schedule 1-3

Tranche B-2 Term Loans and Outstanding Amounts as of the Amendment No. 1 Effective Date

Term Loan Lender	Tranche B-2 Term Loans
AMMC VII, LIMITED	$1,925,000.00
AMMC VIII, LIMITED	1,925,000.00
APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND	1,127,935.94
APOSTLE LOOMIS SAYLES SENIOR LOAN FUND	736,532.25
ARTUS LOAN FUND 2007-I, LTD.	423,664.09
BABSON CLO LTD. 2004-II	201,353.20
BABSON CLO LTD. 2005-I	368,800.43
BABSON CLO LTD. 2005-II	211,832.01
BABSON CLO LTD. 2005-III	238,944.32
BABSON CLO LTD. 2006-II	238,944.32
BABSON CLO LTD. 2007-I	325,244.21
BABSON CLO LTD. 2008-I	1,426,280.24
BABSON CLO LTD. 2008-II	2,824,406.51
BABSON LOAN OPPORTUNITY CLO, LTD.	314,741.79
THE BANK OF NOVA SCOTIA	2,160,084.72
CHELSEA PARK CLO LTD.	3,850,000.00
CHURCHILL FINANCIAL CAYMAN LTD	4,154,009.08
C.M. LIFE INSURANCE COMPANY	101,678.90
COLUMBUSNOVA CLO LTD. 2006-II	962,500.00
COLUMBUSNOVA CLO IV LTD. 2007-II	962,500.00
CONFLUENT 4 LIMITED	279,163.89
CRATOS CLO I LTD.	4,812,500.00
CREDIT SUISSE SYNDICATED LOAN FUND	1,925,000.00
EAGLE LOAN TRUST	3,561,250.00
EMPLOYERS INSURANCE COMPANY OF WAUSAU	721,875.00
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND	481,250.00

Schedule 1-4

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II	1,925,000.00
FOUR CORNERS CLO III, LTD.	481,250.00
GENERAL ELECTRIC CAPITAL CORPORATION	16,362,500.00
GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY	1,925,000.00
GRAND CENTRAL ASSET TRUST, CAMERON I SERIES	306,709.15
GULF STREAM – COMPASS CLO 2002-I LTD	2,406,250.00
GULF STREAM – COMPASS CLO 2003-I LTD	2,406,250.00
GULF STREAM – COMPASS CLO 2004-I LTD	962,500.00
GULF STREAM – COMPASS CLO 2005-II LTD	962,500.00
GULF STREAM-SEXTANT CLO 2007-1 LTD.	962,500.00
HEWETT’S ISLAND CLO I-R LTD.	360,750.00
HEWETT’S ISLAND CLO V, LTD.	702,625.00
HEWETT’S ISLAND CLO VI, LTD.	702,625.00
ING INVESTMENT TRUST CO. PLAN FOR EMPLOYEE BENEFIT INVESTMENT FUNDS-SENIOR LOAN FUND	481,250.00
ING INVESTMENT MANAGEMENT CLO II, LTD.	481,250.00
ING INVESTMENT MANAGEMENT CLO III, LTD.	481,250.00
ING INVESTMENT MANAGEMENT CLO V, LTD.	481,250.00
ING PRIME RATE TRUST	481,250.00
ING SENIOR INCOME FUND	481,250.00
LAFAYETTE SQUARE CDO LTD.	3,850,000.00
LIBERTY MUTUAL FIRE INSURANCE COMPANY	1,391,969.94
LIBERTY MUTUAL INSURANCE COMPANY	3,179,905.06
THE LOOMIS SAYLES CLO I, LTD.	240,006.50

Schedule 1-5

THE LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.	544,588.52
LOOMIS SAYLES SENIOR LOAN FUND, LLC	2,208,785.33
LOOMIS SAYLES SENIOR LOAN FUND II LLC	865,031.64
MAPLEWOOD (CAYMAN) LIMITED	962,500.00
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	463,203.91
MET INVESTORS SERIES TRUST – PIONEER STRATEGIC INCOME PORTFOLIO	367,675.00
NATIXIS LOOMIS SAYLES SENIOR LOAN FUND	450,393.71
NAVIGARE FUNDING II CLO LTD	577,500.00
PIONEER FLOATING RATE FUND	96,250.00
PIONEER INSTITUTIONAL SOLUTIONS - CREDIT OPPORTUNITIES	192,500.00
PIONEER STRATEGIC INCOME FUND	1,395,625.00
PIONEER STRATEGIC INCOME VCT PORTFOLIO	77,000.00
PPM MONARCH BAY FUNDING LLC	962,500.00
PPM SHADOW CREEK FUNDING LLC	1,443,750.00
PRINCIPAL FUNDS, INC. – HIGH YIELD FUND II	8,514,059.70
PRONATIONAL INSURANCE CO	1,925,000.00
RBS CITIZENS, NA	4,812,500.00
ROYAL BANK OF CANADA	10,000,000.00
SAPPHIRE VALLEY CDO I, LTD.	254,196.89
SERVES 2006-I, LTD	962,500.00
STANFIELD ARNAGE CLO LTD.	1,395,625.00
STANFIELD AZURE CLO, LTD.	914,375.00
STANFIELD BRISTOL CLO, LTD.	2,854,604.44
STANFIELD CARRERA CLO, LTD.	481,250.00
STANFIELD DAYTONA CLO, LTD.	1,395,625.00
STANFIELD MCLAREN CLO, LTD.	914,375.00
STANFIELD MODENA CLO, LTD.	1,687,420.88

Schedule 1-6

STANFIELD VANTAGE CLO, LTD.	1,687,420.88
STANFIELD VEYRON CLO, LTD.	1,687,420.88
STICHTING PENSIOENFONDS MEDISCHE SPECIALISTEN	365,750.00
STICHTING PENSIOENFONDS VOOR HUISARTSEN	392,700.00
XL RE EUROPE LIMITED	481,250.00
Total Tranche B-2 Loans	$129,605,083.35

Schedule 1-7